Exhibit 10.1

Execution Version

DOCUSIGN, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

April 30, 2015

-i-

DOCUSIGN, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Amended and Restated Investors’ Rights Agreement (the “Agreement”) is dated as of April 30, 2015 and is effective as of (but not prior to) the Initial Closing (as defined in the Purchase Agreement (as defined below)), by and among DocuSign, Inc., a Delaware corporation (the “Company”), the investors listed on Exhibit A hereto, each of which is herein referred to as a “Series A Investor,” the investors listed on Exhibit B hereto, each of which is referred to herein as a “Series A-1 Investor,” the investors listed on Exhibit C hereto, each of which is referred to herein as a “Series B Investor”, the investors listed on Exhibit D hereto, each of which is referred to herein as a “Series B-1 Investor”, the investors listed on Exhibit E hereto, each of which is referred to herein as a “Series C Investor”, the investors listed on Exhibit F hereto, each of which is referred to herein as a “Series D Investor”, the investors listed on Exhibit G hereto, each of which is referred to herein as a “Series E Investor”, the investors listed on Exhibit H hereto, each of which is referred to herein as a “Series F Investor” and, together with the Series A Investors, the Series A-1 Investors, the Series B Investors, the Series B-1 Investors, the Series C Investors, the Series D Investors and the Series E Investors, the “Investors” and Tom Gonser and Court Lorenzini, each of whom is referred to herein as a “Founder.”

RECITALS

The Company and the Series F Investors have entered into a Preferred Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith pursuant to which the Company desires to sell to the Series F Investors and the Series F Investors desire to purchase from the Company shares of the Company’s Series F Preferred Stock. A condition to the Series F Investors’ obligations under the Purchase Agreement is that the Company, the Founders and the Requisite Holders (as defined below) enter into this Agreement in order to provide the Series F Investors with (i) certain rights to register shares of the Company’s Common Stock issuable upon conversion of the Series F Preferred Stock held by the Series F Investors, (ii) certain rights to receive or inspect information pertaining to the Company, and (iii) a right of first offer with respect to certain issuances by the Company of its securities. The Company, the Requisite Holders and the Founders each desire to induce the Series F Investors to purchase shares of Series F Preferred Stock pursuant to the Purchase Agreement by agreeing to the terms and conditions set forth herein.

The Company, the Founders, the Series A Investors, the Series A-1 Investors, the Series B Investors, the Series B-1 Investors, the Series C Investors, the Series D Investors and the Series E Investors are parties to the Amended and Restated Investors’ Rights Agreement dated as of March 3, 2014 (the “Prior Rights Agreement”).

The Company, the Founders, the Series A Investors, the Series A-1 Investors, the Series B Investors, the Series B-1 Investors, the Series C Investors, the Series D Investors, the Series E Investors and the Series F Investors each desire to supersede and replace the Prior Rights Agreement in its entirety as provided herein. Pursuant to Section 3.4 of the Prior Rights Agreement, any term of the Prior Rights Agreement may be amended or waived by the written consent of the Company and the holders of a majority of the Registrable Securities (as defined in the Prior Rights Agreement) held by the Investors (collectively, the “Requisite Holders”).

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AGREEMENT

The parties hereby agree as follows:

1. REGISTRATION RIGHTS. The Company and the Investors covenant and agree as follows:

1.1 Definitions. For purposes of this Agreement:

(a) The term “Advisory Investor” means any Investor (or transferee thereof) who, directly or indirectly, is advised by an investment advisor registered under the Investment Advisers Act of 1940, as amended.

(b) The term “Common Stock” means the Company’s Common Stock, par value $0.0001 per share;

(c) The term “Exchange Act” means the Securities Exchange Act of 1934, as amended (and any successor thereto) and the rules and regulations promulgated thereunder;

(d) The term “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act that permits significant incorporation by reference of the Company’s subsequent public filings under the Exchange Act;

(e) The term “Founders’ Stock” means the shares of Common Stock issued to the Founders;

(f) The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12 of this Agreement;

(g) The term “Initial Public Offering” means the consummation of a firm commitment underwritten public offering by the Company of shares of its Common Stock in connection with which all of the outstanding shares of Preferred Stock are converted into shares of Common Stock pursuant to the Company’s Amended and Restated Certificate of Incorporation dated on or about the date hereof, and as amended from time to time (the “Certificate of Incorporation”);

(h) The term “Preferred Stock” means the Series A Preferred Stock, Series A-1 Preferred Stock, the Series B Preferred Stock, the Series B-1 Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock;

(i) The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

(j) The term “Registrable Securities” means (i) the shares of Common Stock issuable or issued upon conversion of the Preferred Stock, other than shares for which registration rights have terminated pursuant to Section 1.15 hereof, (ii) shares of Common Stock, or any shares of Common Stock issued or issuable (directly or indirectly) upon conversion and/or the exercise of any other securities of the Company, acquired by the Investors on June 29, 2012 or after such date, (iii) the Warrant Shares (as defined below) and the shares of Founders’ Stock, provided, however, that for the purposes of Section 1.2, 1.4 or 1.13, neither the Warrant Shares nor the Founders’ Stock shall be deemed Registrable Securities and neither the holders of the Warrant Shares nor the Founders shall be deemed Holders, and (iv) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i), (ii) or (iii); provided, however,

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that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, or (C) the right of the Holder thereof to exercise any right provided in Section 1 has not been terminated or tolled in accordance with Section 1.15 below;

(k) The number of shares of “Registrable Securities then outstanding” shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

(l) The term “SEC” means the Securities and Exchange Commission;

(m) The term “Securities Act” means the Securities Act of 1933, as amended (and any successor thereto) and the rules and regulations promulgated thereunder;

(n) The term “Series A Preferred Stock” means the Company’s Series A Preferred Stock, par value $0.0001 per share;

(o) The term “Series A-1 Preferred Stock” means the Company’s Series A-1 Preferred Stock, par value $0.0001 per share;

(p) The term “Series B Preferred Stock” means the Company’s Series B Preferred Stock, par value $0.0001 per share;

(q) The term “Series B-1 Preferred Stock” means the Company’s Series B-1 Preferred Stock, par value $0.0001 per share;

(r) The term “Series C Preferred Stock” means the Company’s Series C Preferred Stock, par value $0.0001 per share;

(s) The term “Series D Preferred Stock” means the Company’s Series D Preferred Stock, par value $0.0001 per share;

(t) The term “Series E Preferred Stock” means the Company’s Series E Preferred Stock, par value $0.0001 per share;

(u) The term “Series F Preferred Stock” means the Company’s Series F Preferred Stock, par value $0.0001 per share; and

(v) The term “Warrant Shares” means the shares of Common Stock issued or issuable upon the conversion of the shares of Series B Preferred Stock and Series B-1 Preferred Stock, respectively, issued or issuable upon exercise of the Warrant to Purchase Stock issued to Silicon Valley Bank on June 28, 2005 and the Warrant to Purchase Stock issued to Silicon Valley Bank on December 18, 2009, respectively.

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1.2 Request for Registration.

(a) If the Company shall receive at any time after the earlier of (i) the date that is three (3) years after the date hereof, or (ii) six months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), a written request from the Holders of twenty-five percent (25%) of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration an amount of Registrable Securities, which sale results in aggregate proceeds of not less than $5,000,000, net of underwriting discounts and commissions, then the Company shall, within 10 days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use its best efforts to file as soon as practicable, and in any event within 60 days of the receipt of such request, a registration statement under the Securities Act covering all Registrable Securities which the Holders request to be registered within 20 days of the mailing of such notice by the Company.

(b) If the Holders initiating the registration request hereunder (“Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all participating Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each participating Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

(c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company (the “Board of Directors”), it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than twice in any 12-month period.

(d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

(i) After the Company has effected two (2) registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

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(ii) During the period starting with the date 90 days prior to the Company’s good faith estimate of the date of filing of, and ending on a date 90 days after the effective date of, a registration subject to Section 1.3 hereof unless such offering is the initial public offering of the Company’s securities, in which case, ending on a date 180 days after the effective date of such registration subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

(iii) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4 below.

1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within 20 days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

1.4 Form S-3 Registration. In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders (an “S-3 Request”), the Company will:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b) within thirty (30) days of receipt of the S-3 Request, file a registration statement and use its best efforts to cause such registration statement to become effective within thirty (30) days after filing and effect all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $1,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any 12-month period; (iv) if the Company has,

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within the 12-month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 1.4; (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or (vi) during the period ending 180 days after the effective date of a registration statement in the case of the Company’s initial public offering or ninety (90) days after the effective date of a registration in connection with any subsequent public offering (excluding registrations in connection with employee benefit plans or Rule 145 transactions), subject to Section 1.3.

(c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

(d) Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

1.5 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 180 days, or until the distribution described in such registration statement is completed, if earlier.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to 180 days, or until the distribution described in such registration statement is completed, if earlier.

(c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for 180 days.

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(g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

1.6 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.4 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.4(b)(ii), whichever is applicable.

1.7 Expenses of Registration.

(a) Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses on a pro rata basis), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders (i) have learned of a material adverse change in the condition, business, or prospects of the Company that was not known to the Holders at the time of their request and (ii) have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall not forfeit their rights pursuant to Section 1.2.

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(b) Company Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.12), including (without limitation) all registration, filing, and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company.

(c) Registration on Form S-3. All expenses other than underwriting discounts and commissions incurred in connection with a registration requested pursuant to Section 1.4, including (without limitation) all registration, filing, qualification, printers’ and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company.

1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 1.3 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below 25% of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company’s securities, in which case, the selling stockholders may be excluded if the underwriters make the determination described above and no other stockholder’s securities are included, (ii) the number of shares of Registrable Securities to be included in such underwriting be reduced unless all other securities (other than those of the Company) are first entirely excluded from the underwriting, or (iii) any securities held by a Founder be included if any securities held by any selling Holder are excluded. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling stockholder,” and any pro-rata reduction with respect to such “selling stockholder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling stockholder,” as defined in this sentence.

1.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

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1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder and such Holder’s partners, members, officers, directors, stockholders, legal counsel, accountants and investment advisors, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

(b) To the extent permitted by law, each selling Holder will (severally but not jointly) indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, its legal counsel and accountants, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this subsection 1.10(b), together with any amounts payable by such Holder under subsection 1.10(d) below, exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying

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party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

(d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Holder under this subsection 1.10(d), together with any amounts payable by such Holder under subsection 1.10(b), exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.11 Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a) make and keep adequate current public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

10.

(b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

1.12 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee (i) of at least ten percent (10%) of the shares of Registrable Securities (subject to adjustment for stock splits, stock dividends, reclassification or the like) held by such transferring Holder, (ii) that is a principal of such Holder or a subsidiary, parent, partner, limited partner, retired partner, member, retired member or stockholder of a Holder or such Holder’s principal, (iii) that is an affiliated fund or entity of the Holder, which means with respect to a limited liability company or a limited liability partnership, a fund or entity managed by the same manager or managing member or general partner or management company or investment advisor or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company or investment advisor (such a fund or entity, an “Affiliated Fund”), (iv) who is a Holder’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (such a relation, a Holder’s “Immediate Family Member”, which term shall include adoptive relationships), or (v) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if the transferee agrees to be bound by this Agreement and immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of (x) a partnership who are partners or retired partners of such partnership or (y) a limited liability company who are members or retired members of such limited liability company (including Immediate Family Members of such partners or members who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership or limited liability company; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

11.

1.13 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior unanimous approval by the Board of Directors and, in the case of registration rights that are either pari passu with or superior to those set forth herein, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2, 1.3 or 1.4 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within 120 days of the effective date of any registration effected pursuant to Section 1.2.

1.14 Lock-Up Agreement.

(a) Lock-Up Period; Agreement. In connection with the Initial Public Offering and upon request of the Company or the underwriters managing such Initial Public Offering, each Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company, however or whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days (and for such additional period, not to exceed 18 days, after the expiration of the 180-day period, as the underwriters of the company shall request in order to facilitate compliance with NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4)) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Initial Public Offering; provided, however, that (i) the foregoing covenant shall not apply to shares of Common Stock sold in the Initial Public Offering or (ii) any shares acquired in the Initial Public Offering, or in the market thereafter, by the Series E Investors and the Series F Investors. For the avoidance of doubt, the immediately preceding sentence shall not restrict the activities of any affiliate of a Holder.

(b) Limitations. The obligations described in Section 1.14(a) shall apply only if all officers and directors of the Company, all one-percent (1%) and greater securityholders, and all other persons with registration rights (whether or not pursuant to this Agreement) (the “Relevant Parties”) enter into similar agreements, and shall not apply to a registration relating solely to employee benefit plans, or to a registration relating solely to a transaction pursuant to Rule 145 under the Securities Act; provided, however, that if any of the obligations described in Section 1.14(a) are waived or terminated with respect to any of the securities of any such officer, director or one-percent or greater securityholder (in any such case, the “Released Securities”), the foregoing provisions shall be waived or terminated, as applicable, to the same extent and with respect to the same percentage of securities of each Holder as the percentage of Released Securities represent with respect to the securities held by the applicable officer, director or one- percent or greater securityholder. The Company agrees to use commercially reasonable efforts to ensure that all Relevant Parties are subject to provisions substantially similar to those set forth in Section 1.14(a).

(c) Stop-Transfer Instructions. In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the securities of each Holder (and the securities of every other person subject to the restrictions in Section 1.14(a)).

(d) Transferees Bound. Each Holder agrees that prior to the Company’s initial public offering it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 1.14.

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1.15 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 (i) after five (5) years following the consummation of an Initial Public Offering, (ii) following the Initial Public Offering, at such points in time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares (together with shares held by such Holder’s affiliates with whom such Holder must aggregate its sales under Rule 144) during a three-month period immediately following such point in time without registration in compliance with Rule 144 and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1), or (iii) upon termination of the Agreement, as provided in Section 3.1.

2. COVENANTS OF THE COMPANY.

2.1 Delivery of Financial Statements. The Company shall deliver to (A) each Holder (other than a Holder reasonably deemed by the Company to be a competitor of the Company; provided that each of KPCB Holdings, Inc., Accel London III, L.P. and any of its affiliates (“Accel”), Second Century Ventures, LLC and any of its affiliates (“SCV”) and Brookside Capital Partners Fund, L.P. and any of its affiliates (“Brookside”) shall not be deemed a competitor of the Company) of at least 700,000 shares (subject to adjustment for stock splits, stock dividends, reclassifications or the like) of Registrable Securities, (B) those Holders listed on Schedule 1 hereto so long as such Holders continued to hold shares of Registrable Securities and (C) any Advisory Investor (each, a “Major Investor”) and, with respect to Section 2.1(a) only, to Fidelity Management & Research Company and any of its affiliates (“Fidelity”), so long as Fidelity owns at least one share of the Company’s capital stock:

(a) as soon as practicable, but in any event within 90 days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder’s equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), and audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company;

(b) as soon as practicable, but in any event within 30 days after the end of each of the first three quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

(c) within 30 days of the end of each month, an unaudited income statement and a statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail;

(d) as soon as practicable, but in any event not less than 30 days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, and, as soon as prepared, any other budgets or revised budgets prepared by the Company; and

(e) with respect to the financial statements called for in subsections (b) and (c) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment, provided that the foregoing shall not restrict the right of the Company to change its accounting principles consistent with GAAP, if the Board of Directors determines that it is in the best interest of the Company to do so.

13.

2.2 Inspection. The Company shall permit each Major Investor (except for a Major Investor reasonably deemed by the Company to be a competitor of the Company; provided that each of KPCB Holdings, Inc., Accel, SCV and Brookside shall not be deemed a competitor of the Company), at such Major Investor’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

2.3 Right of First Offer. For purposes of this Section 2.3, the term “Major Investor” includes any general partners, managing members and affiliates of a Major Investor, including affiliated funds. Subject to the terms and conditions specified in this Section 2.3, the Company hereby grants to each Major Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). A Major Investor who chooses to exercise the right of first offer may designate as purchasers under such right itself or its partners or affiliates, including affiliated funds, in such proportions as it deems appropriate.

Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock (“Shares”), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

(a) The Company shall deliver a notice (the “RFO Notice”) to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

(b) Within 15 calendar days after delivery of the RFO Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the RFO Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Major Investor bears to the sum of (A) the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities) and (B) shares of Common Stock issuable to employees, consultants or directors pursuant to a stock option plan, restricted stock plan, or other stock plan approved by the Board of Directors. Such purchase shall be completed at the same closing as that of any third party purchasers or at an additional closing thereunder. The Company shall promptly, in writing, inform each Major Investor that purchases all the shares available to it (each, a “Fully Exercising Investor”) of any other Major Investor’s failure to do likewise. During the 10-day period commencing after receipt of such information, each Fully Exercising Investor shall be entitled to obtain that portion of the Shares for which Major Investors were entitled to subscribe but which were not subscribed for by the Major Investors that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by all Fully-Exercising Investors.

(c) The Company may, during the 45-day period following the expiration of the period provided in subsection 2.3(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the RFO Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

14.

(d) The right of first offer in this Section 2.3 shall not be applicable to Shares that would be excluded from the definition of “Additional Stock” in the Certificate of Incorporation as the same may be amended and in effect from time to time. In addition to the foregoing, the right of first offer in this Section 2.3 shall not be applicable with respect to any Major Investor and any subsequent securities issuance, if (i) at the time of such subsequent securities issuance, the Major Investor is not an “accredited investor,” as that term is then defined in Rule 501(a) under the Securities Act, and (ii) such subsequent securities issuance is otherwise being offered only to accredited investors.

2.4 Directors and Officers Insurance. The Company will use its commercially reasonable best efforts to maintain Directors and Officers Insurance in an amount no less than $5,000,000.

2.5 Key Man Life Insurance. The Company will use its commercially reasonable best efforts to maintain a key man life insurance policy on each of Tom Gonser and Keith J. Krach in an amount of not less than $2,000,000, with proceeds of such policies payable to the Company.

2.6 Confidential Information and Invention Assignment Agreement. Each future employee, officer and consultant to the Company shall, as a condition precedent to employment or entering into a consulting engagement with the Company, enter into a confidential information, invention assignment, non-competition and non-solicitation agreement that provides, at a minimum, that such employee, officer or consultant will assign, without additional consideration, to the Company all intellectual property conceived or reduced to practice for the benefit of the Company during the course of their employment or engagement with the Company and waive all non-assignable rights (including moral rights) in such intellectual property and that such employee, officer or consultant will not solicit the Company’s personnel for at least one year following termination of the provision of service to the Company (and, in the case of employees, that such employee will not compete with the Company for at least one year following termination of employment). This Section 2.6 shall not apply to the extent that such is inconsistent with applicable law.

2.7 Termination of Covenants.

(a) The covenants set forth in Sections 2.1 through Section 2.6, and Section 2.8 shall terminate as to each Holder and be of no further force or effect (i) immediately prior to the consummation of an Initial Public Offering, or (ii) upon termination of the Agreement, as provided in Section 3.1.

(b) The covenants set forth in Sections 2.1 and 2.2 shall terminate as to each Holder and be of no further force or effect when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, if this occurs earlier than the events described in Section 2.7(a) above.

2.8 Board Meetings. The Company shall schedule meetings of the Board of Directors at least once every six weeks, unless otherwise approved by a majority of the non-employee members of the Board of Directors.

2.9 Director and Officer Indemnification. The Company shall use commercially reasonable efforts to ensure that its Certificate of Incorporation and bylaws provide for the indemnification of officers and directors to the full extent permitted by law, and the Company will use commercially reasonable efforts to keep such indemnification in place for so long as any representative(s) of an Investor serves on the Board of Directors. The Company will enter into the Company’s standard form of indemnification agreement with each of its directors.

15.

2.10 Expenses. The Company shall pay the reasonable out-of-pocket expenses incurred by non-employee directors in connection with their attendance at Board of Directors meetings or other Company-authorized business.

3. MISCELLANEOUS.

3.1 Termination. This Agreement shall terminate, and have no further force and effect, when the Company shall consummate a transaction or series of related transactions deemed to be a Liquidation as defined in the Certificate of Incorporation, as such Certificate of Incorporation may be amended from time to time; provided, however that (i) the covenants set forth in Section 2.1 and Section 2.2 shall not terminate upon consummation of such transaction or series of related transactions if, following such transaction or series of related transactions, the Investors hold equity in an entity that is not subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act and (ii) the covenants set forth in Section 1 shall not terminate upon consummation of such transaction or series of related transactions if, following such transaction or series of related transactions, the Investors hold “restricted securities” (as defined under Rule 144).

3.2 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

3.3 Successors and Assigns. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees of any Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.4 Amendments and Waivers. Any term of this Agreement (including the Schedules and Exhibits thereto) may be amended or waived only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding, not including the Founders’ Stock and the Warrant Shares; provided, however, that if such amendment or waiver has the effect of affecting (a) the Founders’ Stock (i) in a manner different than and disproportionate to securities issued to the Investors and (ii) in a manner adverse to the interests of the holders of the Founders’ Stock, then such amendment shall require the consent of the holder or holders of a majority of the Founders’ Stock, or (b) any Investor (i) in a manner disproportionate to any other Investors and (ii) in a manner adverse to the interests of such Investor, then such amendment or waiver shall require the consent of such Investor so disproportionately and adversely affected; provided, further, that Section 1.14 and Section 2.1 may not be amended or waived with respect to the rights and obligations of (A) Fidelity without the prior consent of Fidelity, (B) with respect to the rights and obligations of Brookside without the prior written consent of Brookside or (C) with respect to the rights and obligations of Investors advised by Wellington Management Company LLP without the prior consent of such Investors. Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Company for the purpose of including additional purchasers of Series F Preferred Stock as “Investors” and “Holders.” Any amendment or waiver effected in accordance with this paragraph shall be binding upon each party to the Agreement, whether or not such party has signed such amendment or waiver, each future holder of all such Registrable Securities, and the Company.

3.5 Notices. Any notice required or permitted by this Agreement shall be deemed sufficient (i) upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt) addressed to the party to be notified only at such party’s address or

16.

facsimile number as set forth on the signature page, Exhibit A hereto, Exhibit B hereto, Exhibit C hereto, Exhibit D hereto, Exhibit E hereto, Exhibit F hereto, Exhibit G hereto or Exhibit H hereto or as subsequently modified by notice in accordance with this Section, (ii) 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit E, Exhibit F, Exhibit G or Exhibit H hereto or as subsequently modified by notice in accordance with this Section, or (iii) when posted on DocuSign Express (or any successor service of the Company), or any other electronic network, and a separate record of the posting has been delivered to such holder by electronic mail only at the email address provided to the Company for such DocuSign Express notifications or pursuant to clauses (i) or (ii) above, together with comprehensible instructions regarding how to obtain access to the posting on DocuSign Express (or any successor service of the Company), or any such other electronic network. If no facsimile number or email address is listed for notices on Exhibit A hereto, Exhibit B hereto, Exhibit C hereto, Exhibit D hereto, Exhibit E hereto, Exhibit F hereto, Exhibit G hereto or Exhibit H hereto for a party, notices and communications given or made by facsimile or email shall not be deemed effectively given to such party.

3.6 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

3.7 Governing Law. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

3.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.9 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.10 Aggregation of Stock. All Registrable Securities held or acquired by affiliated entities or persons or persons that share a common investment advisor shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

3.11 Prior Rights Agreement. Effective and contingent upon the execution of this Agreement by the Company and the Requisite Holders, the Prior Rights Agreement shall be superseded and replaced in its entirety as set forth in this Agreement, and this Agreement shall constitute the entire agreement between the parties and shall supersede any other prior understandings or agreements concerning the subject matter hereof.

3.12 Waiver of Right of First Offer. Effective and contingent upon the execution of this Agreement by the Company and the Requisite Holders, the Requisite Holders hereby waive, on behalf of themselves and all other Major Investors, the rights of first offer and notice rights contained in Section 2.3 of the Prior Rights Agreement with respect to (i) the sale and issuance of Series F Preferred Stock pursuant to the Purchase Agreement and the Common Stock issuable upon conversion thereof, and (ii) the Repurchase (as defined in the Purchase Agreement).

17.

(Signature Pages Follow)

18.

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY: DOCUSIGN, INC.

By:	/s/ Mike Dinsdale
Mike Dinsdale
Chief Financial Officer

Address:	DocuSign, Inc.
221 Main Street
Suite 1000
San Francisco, CA 94105
Attn: Chief Financial Officer

With a copy to:	DocuSign, Inc.
221 Main Street
Suite 1000
San Francisco, CA 94105
Attn: General Counsel

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

ICONIQ Strategic Partners, L.P.,
a Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners GP, L.P., a Cayman Islands exempted limited partnership
Its: General Partner

By: ICONIQ Strategic Partners TT GP, Ltd., a Cayman Islands exempted company
Its: General Partner

By:	/s/ Kevin Foster

Name: Kevin Foster
Title: Authorized Signatory

ICONIQ Strategic Partners-B, L.P.,
a Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners GP, L.P., a Cayman Islands exempted limited partnership
Its: General Partner

By: ICONIQ Strategic Partners TT GP, Ltd., a Cayman Islands exempted company
Its: General Partner

By:	/s/ Kevin Foster

Name: Kevin Foster
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

WASATCH FUNDS TRUST

for Wasatch Small Cap Growth Fund for Wasatch Small Cap Core Growth Fund
By: Wasatch Advisors, Inc.
Its: Investment Adviser

By: /s/ Daniel Thurber
Name: Daniel Thurber
Title: Vice President

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

ALPHA OPPORTUNITIES FUND
By: Wellington Management Company LLP, as investment adviser

By: /s/ Emily D. Babalas
Name: Emily D. Babalas
Title: Managing Director and Counsel

ALPHA OPPORTUNITIES TRUST
By: Wellington Management Company LLP, as investment adviser

By: /s/ Emily D. Babalas
Name: Emily D. Babalas
Title: Managing Director and Counsel

ANCHOR SERIES CAPITAL APPRECIATION PORTFOLIO
By: Wellington Management Company LLP, as investment adviser

By: /s/ Emily D. Babalas
Name: Emily D. Babalas
Title: Managing Director and Counsel

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

HARTFORD CAPITAL APPRECIATION HLS FUND
By: Wellington Management Company LLP, as investment adviser

By: /s/ Emily D. Babalas
Name:	Emily D. Babalas
Title:	Managing Director and Counsel

HARTFORD GLOBAL CAPITAL APPRECIATION FUND
By: Wellington Management Company LLP, as investment adviser

By: /s/ Emily D. Babalas
Name:	Emily D. Babalas
Title:	Managing Director and Counsel

HARTFORD GROWTH OPPORTUNITIES HLS FUND
By: Wellington Management Company LLP, as investment adviser

By: /s/ Emily D. Babalas
Name:	Emily D. Babalas
Title:	Managing Director and Counsel

HARTFORD SMALL COMPANY HLS FUND
By: Wellington Management Company LLP, as investment adviser

By: /s/ Emily D. Babalas
Name:	Emily D. Babalas
Title:	Managing Director and Counsel

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

HAZELBROOK INVESTORS (BERMUDA) L.P.
By: Wellington Management Company LLP, as investment adviser

By: /s/ Emily D. Babalas
Name:	Emily D. Babalas
Title:	Managing Director and Counsel

HAZELBROOK PARTNERS, L.P.
By: Wellington Management Company LLP, as investment adviser

By: /s/ Emily D. Babalas
Name:	Emily D. Babalas
Title:	Managing Director and Counsel

JOHN HANCOCK FUNDS II SMALL CAP GROWTH FUND
By: Wellington Management Company LLP, as investment adviser

By: /s/ Emily D. Babalas
Name:	Emily D. Babalas
Title:	Managing Director and Counsel

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

JOHN HANCOCK PENSION PLAN
By: Wellington Management Company LLP, as investment adviser

By: /s/ Emily D. Babalas
Name:	Emily D. Babalas
Title:	Managing Director and Counsel

JOHN HANCOCK VARIABLE INSURANCE TRUST SMALL CAP GROWTH TRUST
By: Wellington Management Company LLP, as investment adviser

By: /s/ Emily D. Babalas
Name:	Emily D. Babalas
Title:	Managing Director and Counsel

MASSMUTUAL SELECT SMALL CAP GROWTH EQUITY FUND
By: Wellington Management Company LLP, as investment adviser

By: /s/ Emily D. Babalas
Name:	Emily D. Babalas
Title:	Managing Director and Counsel

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

MID CAP GROWTH PORTFOLIO
By: Wellington Management Company LLP, as investment adviser

By: /s/ Emily D. Babalas
Name:	Emily D. Babalas
Title:	Managing Director and Counsel

MID CAP STOCK FUND
By: Wellington Management Company LLP, as investment adviser

By: /s/ Emily D. Babalas
Name:	Emily D. Babalas
Title:	Managing Director and Counsel

MID CAP STOCK TRUST
By: Wellington Management Company LLP, as investment adviser

By: /s/ Emily D. Babalas
Name:	Emily D. Babalas
Title:	Managing Director and Counsel

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

MML SMALL CAP GROWTH EQUITY FUND
By: Wellington Management Company LLP, as investment adviser

By: /s/ Emily D. Babalas
Name: Emily D. Babalas
Title: Managing Director and Counsel

OPTIMUM SMALL-MID CAP GROWTH FUND
By: Wellington Management Company LLP, as investment adviser

By: /s/ Emily D. Babalas
Name: Emily D. Babalas
Title: Managing Director and Counsel

QUISSETT INVESTORS (BERMUDA) L.P.
By: Wellington Management Company LLP, as investment adviser

By: /s/ Emily D. Babalas
Name: Emily D. Babalas
Title: Managing Director and Counsel

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

QUISSETT PARTNERS, L.P.
By: Wellington Management Company LLP, as investment adviser

By: /s/ Emily D. Babalas
Name: Emily D. Babalas
Title: Managing Director and Counsel

THE HARTFORD CAPITAL APPRECIATION FUND
By: Wellington Management Company LLP, as investment adviser

By: /s/ Emily D. Babalas
Name: Emily D. Babalas
Title: Managing Director and Counsel

THE HARTFORD CAPITAL APPRECIATION II FUND
By: Wellington Management Company LLP, as investment adviser

By: /s/ Emily D. Babalas
Name: Emily D. Babalas
Title: Managing Director and Counsel

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

THE HARTFORD GROWTH OPPORTUNITIES FUND
By: Wellington Management Company LLP, as investment adviser

By: /s/ Emily D. Babalas
Name: Emily D. Babalas
Title: Managing Director and Counsel

THE HARTFORD SMALL COMPANY FUND
By: Wellington Management Company LLP, as investment adviser

By: /s/ Emily D. Babalas
Name: Emily D. Babalas
Title: Managing Director and Counsel

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

BROOKSIDE CAPITAL PARTNERS FUND, L.P.

By: /s/ Dewey Awad
Name: Dewey Awad
Title: Managing Director

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Sands Capital Private Growth Fund, L.P.

By: Sands Capital Private Growth Fund-GP, L.P., its general partner

By: Sands Capital Private Growth Fund-GP, LLC, its general partner

By:	/s/ Jonathan P. Goodman
Name: Jonathan P. Goodman
Title: General Counsel

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

BAIN CAPITAL VENTURE FUND 2012, L.P.
By: Bain Capital Venture Partners 2012, L.P. its general partner
By: Bain Capital Venture Investors, LLC its general partner

By: /s/ Enrique Salem
Name:	Enrique Salem
Title:	Authorized Person

BCIP VENTURE ASSOCIATES
By: Bain Capital Investors, LLC its managing partner
By: Bain Capital Venture Investors, LLC its Attorney-in-fact

By: /s/ Enrique Salem
Name:	Enrique Salem
Title:	Authorized Person

BCIP VENTURE ASSOCIATES-B
By: Bain Capital Investors, LLC its managing partner
By: Bain Capital Venture Investors, LLC its Attorney-in-fact

By: /s/ Enrique Salem
Name:	Enrique Salem
Title:	Authorized Person

BAIN CAPITAL VENTURE FUND 2014, L.P.
By: Bain Capital Venture Partners 2014, L.P. its general partner
By: Bain Capital Venture Investors, LLC its general partner

By: /s/ Enrique Salem
Name: Enrique Salem
Title: Managing Director

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

BAIN CAPITAL VENTURE COINVESTMENT FUND, L.P.
By: Bain Capital Venture Coinvestment Partners, L.P. its general partner
By: Bain Capital Venture Investors, LLC its general partner

By: /s/ Enrique Salem
Name: Enrique Salem
Title: Managing Director

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

KPCB Holdings, Inc., as nominee

By: /s/ Paul Vronsky
its: General Counsel email address:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

SCALE VENTURE PARTNERS III, LP
By: Scale Venture Management III, LLC
Its general partner

By: /s/ Rory O’Driscoll

Name: Rory O’Driscoll
Title: Managing Director

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

IGNITION VENTURE PARTNERS II, L.P

By: Ignition GP, LLC

By: /s/ Jonathan David Roberts

Name: Jonathan David Roberts

IGNITION MANAGING DIRECTORS FUND II, LLC

By: /s/ Jonathan David Roberts

Name: Jonathan David Roberts

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

FRAZIER TECHNOLOGY VENTURES II, L.P.

By: FTVM II, L.P., its general partner
By: Frazier Technology Management, L.L.C.,

By: /s/ Scott C. Darling

Name: Scott C. Darling
General Partner

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

SIGMA PARTNERS 8, L.P.

By: Sigma Management 8, L.L.C. its: General Partner

By:	/s/ Peter Solvik
Peter Solvik its: Managing Director

SIGMA ASSOCIATES 8, L.P.

By: Sigma Management 8, L.L.C. its: General Partner

By:	/s/ Peter Solvik
Peter Solvik
its: Managing Director

SIGMA INVESTORS 8, L.P.

By: Sigma Management 8, L.L.C. its: General Partner

By:	/s/ Peter Solvik
Peter Solvik its: Managing Director

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

SIGMA PARTNERS 7, L.P.

By: Sigma Management 7, L.L.C. its: General Partner

By:	/s/ Peter Solvik
Peter Solvik
its: Managing Director

SIGMA ASSOCIATES 7, L.P.

By: Sigma Management 7, L.L.C. its: General Partner

By:	/s/ Peter Solvik
Peter Solvik its: Managing Director

SIGMA INVESTORS 7, L.P.

By: Sigma Management 7, L.L.C. its: General Partner

By:	/s/ Peter Solvik
Peter Solvik its: Managing Director

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

SIGMA 9 WEST, L.P.

By: Sigma 9 West Capital Management, L.L.C. its: General Partner

By:	/s/ Peter Solvik
Peter Solvik
its: Managing Director

SIGMA 9 WEST ASSOCIATES, L.P.

By: Sigma 9 West Capital Management, L.L.C. its: General Partner

By:	/s/ Peter Solvik
Peter Solvik its: Managing Director

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

SECOND CENTURY VENTURES, LLC

By:	/s/ Dale Stinton
Dale Stinton
President, Second Century Ventures

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

GENERATION IM CLIMATE SOLUTIONS FUND II, L.P.
By: Generation IM Climate Solutions II GP, Ltd., its General Partner

By:	/s/ Tammy Jennissen

Name: Tammy Jennissen
Title: Director

GIM (GLOBAL EQUITY) INVESTMENT (US) LP

By: GIM (Global Equity) Investment GP Limited, its General Partner

By:	/s/ Tammy Jennissen

Name: Tammy Jennissen
Title: Director

GIM (GLOBAL EQUITY) INVESTMENT LP

By: GIM (Global Equity) Investment GP Limited, its General Partner

By:	/s/ Tammy Jennissen

Name: Tammy Jennissen
Title: Director

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

ALTA PARK OPPORTUNITIES FUND I, LP
By: Alta Park Partners, LLC its general partner

By:	/s/ Patrick DeGraca

Name: Patrick DeGraca
Title: Chief Operating Officer and Member

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

CLEARBRIDGE SMALL CAP GROWTH FUND
By: ClearBridge Investments, LLC as discretionary manager

By:	/s/ Scott Glasser

Name:	Scott Glasser
Title:	Co-Chief Investment Officer

CLEARBRIDGE VARIABLE SMALL CAP
GROWTH PORTFOLIO

By: ClearBridge Investments, LLC as discretionary manager

By:	/s/ Scott Glasser

Name:	Scott Glasser
Title:	Co-Chief Investment Officer

CLEARBRIDGE SELECT, LP

By: ClearBridge Investments, LLC as discretionary manager

By:	/s/ Scott Glasser

Name:	Scott Glasser
Title:	Co-Chief Investment Officer

CLEARBRIDGE SELECT FUND

By: ClearBridge Investments, LLC as discretionary manager

By:	/s/ Scott Glasser

Name:	Scott Glasser
Title:	Co-Chief Investment Officer

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

Founders Circle Capital I, L.P.
By its General Partner
Founders Circle Management I, L.L.C.

By:	/s/ Chris Albinson

Name: Chris Albinson
Title: Managing Director

Founders Circle Capital I Affiliates Fund, L.P.
By its General Partner
Founders Circle Management I, L.L.C.

By:	/s/ Chris Albinson

Name: Chris Albinson
Title: Managing Director

Founders Circle Capital I (WR), L.P.
By its General Partner
Founders Circle Management I, L.L.C.

By:	/s/ Chris Albinson

Name: Chris Albinson
Title: Managing Director

Founders Circle Capital I Opportunities Fund, L.P.
By its General Partner
Founders Circle Management I, L.L.C.

By:	/s/ Chris Albinson

Name: Chris Albinson
Title: Managing Director

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

Glynn Emerging Opportunity Fund, L.P.
By: Glynn Capital Management LLC
Its: General Partner

By:	/s/ Scott Jordon
Managing Director

Address: 3000 Sand Hill Road, 3-230
Menlo Park, CA 94025

Glynn Emerging Opportunity Fund II, L.P.
By: Glynn Management Evergreen LLC
Its: General Partner

By:	/s/ Scott Jordon
Managing Director

Address: 3000 Sand Hill Road, 3-230
Menlo Park, CA 94025

Glynn Emerging Opportunity Fund II-A, L.P.
By: Glynn Management Evergreen LLC
Its: General Partner

By:	/s/ Scott Jordon
Managing Director

Address: 3000 Sand Hill Road, 3-230
Menlo Park, CA 94025

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

MICROSOFT CORPORATION

/s/ Keith Dolliver
By:
Its:

Address:

One Microsoft Way
Redmond, WA 98052-6399
Attention: Garrett Krueger, Senior Attorney
Facsimile No.: (425) 936-7329

With a copy to:

Perkins Coie LLP
1201 Third Avenue, Suite 4900
Seattle, WA 98101
Attention:
Stewart Landefeld, Esq.
Andrew Moore, Esq.
Fiona Brophy, Esq.

Facsimile No.: (206) 359-9000

Email address:
fbrophy@perkinscoie.com
amoore@perkinscoie.com
slandefeld@perkinscoie.com

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

DBV Investments, L.P.

/s/ Marcello Liguori
By:	Marcello Liguori
Its:	Vice President

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

DELL PRODUCTS L.P.

By: /s/ James R. Lussier
Name: James R. Lussier
Title: Managing Director, Dell Ventures

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

SALESFORCE.COM, INC.

By: /s/ John Somorjai
Name:	John Somorjai
Title:	EVP, Corporate Development and Salesforce Ventures

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

INTEL CAPITAL CORPORATION

By: /s/ Abhay Gadkari

Name: Abhay Gadkari

Title: Director

Address for Notice:

Intel Capital Corporation c/o Intel Corporation
Attn: Intel Capital Portfolio Manager 2200 Mission College Blvd, M/S RN6-59
Santa Clara, CA 95054-1549
Fax Number: (408) 653-6796

With a copy, which shall not constitute notice, by e-mail to:
portfolio.manager@intel.com

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

OBELYSK FUNDS LTD.

By: /s/ John Bitove
Name: John Bitove
Title: Chief Executive Officer and Director

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

/s/ Richard F. Smith
Richard F. Smith

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

/s/ Dr. Paul Achleitner
Dr. Paul Achleitner

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

TELESOFT CAPITAL LLC

By:	/s/ Arjun Gupta

Name: Arjun Gupta
Title: Managing Member

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

/s/ Donald Thompson
Donald Thompson

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

/s/ Jim Hagemann Snabe
Jim Hagemann Snabe

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

AME CLOUD VENTURES, LLC

By:	/s/ Greg Hardester

Name: Greg Hardester
Title: Manager

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

/s/ William (“Bill”) R. McDermott
William (“Bill”) R. McDermott

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

G. RICHARD WAGONER, JR. TRUST DATED 1/13/89, AS AMENDED AND RESTATED 12/16/11

By:	/s/ G. Richard Wagoner, Jr.

Name: G. Richard Wagoner, Jr.
Title: Trustee

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

/s/ Owen Nolan
Owen Nolan

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

/s/ Frederick Arthur Crosetto
Frederick Arthur Crosetto

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

GOLDMAN-VALERIOTE FAMILY TRUST U/A/D 11/15/95

By: /s/ Kenneth Goldman
Name: Kenneth Goldman
Title: Trustee

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

/s/ Scott Coleman
Scott Coleman

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

/s/ Timothy Shiu
Timothy Shiu

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

/s/ Miguel Milano
Miguel Milano

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

/s/ James Schine Crown
James Schine Crown

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

/s/ Paula H. Crown Paula H. Crown

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

KEITH J. KRACH TRUST DATED 12/22/04

/s/ Keith J. Krach Keith J. Krach, Trustee

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

/s/ Gary Kovacs Gary Kovacs

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

MATH+MAGIC VII, LLC

By: /s/ Jared Leto
Name: Jared Leto
Title: Manager

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

SIEBEL LIVING TRUST DTD 07/27/93

By: /s/ Thomas M. Siebel
Name: Thomas M. Siebel
Title: Trustee

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

/s/ Lewis W. Coleman
Lewis W. Coleman

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

JAMES A. BEER AND LAEL L. BEER, TRUSTEES U/A/D 12/15/06

By:	/s/ James A. Beer
Name: James A. Beer Title: Trustee

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

/s/ James A. Woloszyn
James A. Woloszyn

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

FEDEX CORPORATION

By:	/s/ C. Eddie Klank
Name: C. Eddie Klank Title: Staff Vice President and Assistant Secretary

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS: RONALD AND CARYN SUBER REVOCABLE TRUST

By:	/s/ Ronald Suber
Name: Ronald Suber Title: Trustee

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

TELEKOM INNOVATION POOL GMBH

By:	/s/ Oliver Fietz
Name: Oliver Fietz Title: Managing Director

By:	/s/ Michael Boshammer
Name: Michael Boshammer Title: Managing Director

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS: TH PROPERTIES, LLC

By:	/s/ Tony Hawk
Name: Tony Hawk Title: Member

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

EXHIBIT A

Series A Investors

Name and Address

Arnold Holdings, LLC Attn: Robert M. Arnold 1001 Fourth Ave Plaza, Ste 4710 Seattle, WA 98154 Phone: (206) 358-0334

Adrian B. Early 23612 138th Drive S.E. Snohomish, WA 98296 Phone: (360) 668-4152

Frazier Technology Ventures II, L.P. 601 Union Two Union Square, Suite 3200 Seattle, WA 98101 Fax: (206) 621-1848

Jim Harding 26815 SE Duthie Hill Rd. Issaquah, WA 98029 Phone: (425) 391-0826

Lin M. Holley 906 36th Ave Seattle, WA 98122

Ignition Managing Directors Fund II, LLC 11400 SE 6th Street, Suite 100 Bellevue, WA 98004 Fax: (425) 709-0798

Ignition Venture Partners II, L.P. 11400 SE 6th Street, Suite 100 Bellevue, WA 98004 Fax: (425) 709-0798

Name and Address

The Robert E. Lorenzini Trust c/o Robert E. Lorenzini, Trustee 248 Encinal Ave. Menlo Park, CA 94025 Phone: (408) 991-0909

Michael McClure 6725 116th Ave NE, Suite 100 Kirkland, WA 98033 Phone: (425) 822-4466

Michael J. Raskin 6725 116th Ave NE, Suite 100 Kirkland, WA 98033 Phone: (425) 822-4466

Sigma Associates 7, L.P. 727 Sansome Street, Suite 300 San Francisco, CA 94111 Attn: Peter Solvik

Sigma Investors 7, L.P. 727 Sansome Street, Suite 300 San Francisco, CA 94111 Attn: Peter Solvik

Sigma Partners 7, L.P. 727 Sansome Street, Suite 300 San Francisco, CA 94111 Attn: Peter Solvik

Michael L. Templeman 22715 Carey Road SW Vashon, WA 98070 Phone: (206) 322-7593

WestRiver Capital, LLC 3720 Carillon Point Kirkland, Washington 98033 Attn: Erik J. Anderson

Name and Address

John F. and Jodi S. Whiteman 21725 NE 105th Place Redmond, WA 98053 Phone: (425) 454-3205

WS Investment Company, LLC (2003A) 650 Page Mill Road Palo Alto, CA 94304 Phone: (650) 493-9300

EXHIBIT B

Series A-1 Investors

Name and Address

Frazier Technology Ventures II, L.P. 601 Union Two Union Square, Suite 3200 Seattle, WA 98101 Fax: (206) 621-1848

Ignition Managing Directors Fund II, LLC 11400 SE 6th Street, Suite 100 Bellevue, WA 98004 Fax: (425) 709-0798

Ignition Venture Partners II, L.P. 11400 SE 6th Street, Suite 100 Bellevue, WA 98004 Fax: (425) 709-0798

EXHIBIT C

Series B Investors

Name and Address

Accel London III L.P.

428 University Avenue

Palo Alto, CA 94301

Attn: Rich Zamboldi

With a copy of any notice to:

Accel Partners

16 St. James’s Street

London SW1A 1ER

United Kingdom

Attn: Sally Roberts

Accel London Investors 2012 L.P.

428 University Avenue

Palo Alto, CA 94301

Attn: Rich Zamboldi

With a copy of any notice to:

Accel Partners

16 St. James’s Street

London SW1A 1ER

United Kingdom

Attn: Sally Roberts

Comcast Ventures, LP 1201 N. Market Street Suite 1000 Wilmington, DE 19801 Fax: (302) 658-7310 Attention: David Zilberman

with a copy (which shall not constitute giving of notice) to:

Comcast Ventures, LLC

One Comcast Center

1701 John F. Kennedy Blvd.

Philadelphia, PA 19103

Facsimile: (215) 286-4993

Attention: General Counsel

Name and Address

Frazier Technology Ventures II, L.P. 601 Union Two Union Square, Suite 3200 Seattle, WA 98101 Fax: (206) 621-1848

Lin M. Holley 906 36th Ave Seattle, WA 98122

Ignition Managing Directors Fund II, LLC 11400 SE 6th Street, Suite 100 Bellevue, WA 98004 Fax: (425) 709-0798

Ignition Venture Partners II, L.P. 11400 SE 6th Street, Suite 100 Bellevue, WA 98004 Fax: (425) 709-0798

KPCB Holdings, Inc., as nominee c/o Kleiner Perkins Caufield & Byers 2750 Sand Hill Road Menlo Park, CA 94025 Attention: Mood Rowghani and Paul Vronsky

With a copy to (which shall not constitute giving of notice): Sayre E. Stevick Fenwick & West LLP 801 California Street Mountain View, CA 94041

Sigma Associates 7, L.P. 727 Sansome Street, Suite 300 San Francisco, CA 94111 Attn: Peter Solvik

Sigma Investors 7, L.P. 727 Sansome Street, Suite 300 San Francisco, CA 94111 Attn: Peter Solvik

Name and Address

Sigma Partners 7, L.P. 727 Sansome Street, Suite 300 San Francisco, CA 94111 Attn: Peter Solvik

Michael L. Templeman 22715 Carey Road SW Vashon, WA 98070 Phone: (206) 322-7593

WestRiver Capital, LLC 3720 Carillon Point Kirkland, Washington 98033 Attn: Erik J. Anderson

Telstra Ventures Pty Limited 242 Exhibition Street Melbourne VIC 3000 Australia Attention: Company Secretary

Mitsui & Co. (U.S.A.), Inc. 535 Middlefield Rd, Suite 100 Menlo Park, CA 94025 Attention: Takashi Amino

Mitsui Knowledge Industry Co., Ltd. 2-5-1, Atago, Minato-Ku Tokyo 105-6215 Japan Attention: Yoshi Takeda

RE Formsnet, LLC 525 S. Virgil Avenue Los Angeles, CA 90020 Attention: Joel S. Singer

RSP Fund V. LLC 8-4-17 Ginza Chuo-ku Tokyo 104-0061 Japan Attention: Akihiko Okamoto

Name and Address

Visa International P.O. Box 8999 San Francisco, CA 94128-8999 Attention: Carleigh M. Jaques, SVP, Strategy & CDMA

NTT Finance 2007 L.P. Seavans N 1-2-1 Shibaura Minato-ku Tokyo 105-6791 Japan

Citi Ventures Inc. 260 Homer Avenue, Suite 101 Palo Alto, CA 94301 Attn: Ramneek Gupta

Peter Solvik 3430 Baker St. San Francisco, CA 94123

Inversiones de Innovacion en Servicios Financerios, SL c/o BBVA Paseo de la Castellana 81 Floor 13, Digital Bank Madrid 28046 Spain

EDB Investments Pte Ltd 250 North Bridge Road #20-03 Raffles City Tower Singapore 179101

EXHIBIT D

Series B-1 Investors

Name and Address

Accel London III L.P.

428 University Avenue

Palo Alto, CA 94301

Attn: Rich Zamboldi

With a copy of any notice to:

Accel Partners

16 St. James’s Street

London SW1A 1ER

United Kingdom

Attn: Sally Roberts

Accel London Investors 2012 L.P. 428 University Avenue Palo Alto, CA 94301 Attn: Rich Zamboldi

With a copy of any notice to: Accel Partners 16 St. James’s Street London SW1A 1ER United Kingdom Attn: Sally Roberts

Comcast Ventures, LP 1201 N. Market Street Suite 1000 Wilmington, DE 19801 Fax: (302) 658-7310 Attention: David Zilberman

with a copy (which shall not constitute giving of notice) to:

Comcast Ventures, LLC

One Comcast Center

1701 John F. Kennedy Blvd.

Philadelphia, PA 19103

Facsimile: (215) 286-4993

Attention: General Counsel

Name and Address

Frazier Technology Ventures II, L.P. 601 Union Two Union Square, Suite 3200 Seattle, WA 98101 Fax: (206) 621-1848

Ignition Managing Directors Fund II, LLC 11400 SE 6th Street, Suite 100 Bellevue, WA 98004 Fax: (425) 709-0798

Ignition Venture Partners II, L.P. 11400 SE 6th Street, Suite 100 Bellevue, WA 98004 Fax: (425) 709-0798

KPCB Holdings, Inc., as nominee c/o Kleiner Perkins Caufield & Byers 2750 Sand Hill Road Menlo Park, CA 94025 Attention: Mood Rowghani and Paul Vronsky

With a copy to (which shall not constitute giving of notice): Sayre E. Stevick Fenwick & West LLP 801 California Street Mountain View, CA 94041

Second Century Ventures, LLC 430 North Michigan Avenue, Fifth Floor Chicago, IL 60611 Attn: Constance Freedman

With a copy to (which shall not constitute giving of notice): Michael B. Gray NEAL ● GERBER ● EISENBERG LLP 2 North La Salle Street, Suite 1700 Chicago, IL 60602 Fax: 312-750-6551

Name and Address

Sigma Associates 7, L.P. 727 Sansome Street, Suite 300 San Francisco, CA 94111 Attn: Peter Solvik

Sigma Partners 7, L.P. 727 Sansome Street, Suite 300 San Francisco, CA 94111 Attn: Peter Solvik

Sigma Investors 7, L.P. 727 Sansome Street, Suite 300 San Francisco, CA 94111 Attn: Peter Solvik

Telstra Ventures Pty Limited 242 Exhibition Street Melbourne VIC 3000 Australia Attention: Company Secretary

Mitsui & Co. (U.S.A.), Inc. 535 Middlefield Rd, Suite 100 Menlo Park, CA 94025 Attention: Takashi Amino

Mitsui Knowledge Industry Co., Ltd. 2-5-1, Atago, Minato-Ku Tokyo 105-6215 Japan Attention: Yoshi Takeda

RE Formsnet, LLC 525 S. Virgil Avenue Los Angeles, CA 90020 Attention: Joel S. Singer

RSP Fund V. LLC 8-4-17 Ginza Chuo-ku Tokyo 104-0061 Japan Attention: Akihiko Okamoto

Name and Address

Visa International P.O. Box 8999 San Francisco, CA 94128-8999 Attention: Carleigh M. Jaques, SVP, Strategy & CDMA

NTT Finance 2007 L.P. Seavans N 1-2-1 Shibaura Minato-ku Tokyo 105-6791 Japan

Citi Ventures Inc. 260 Homer Avenue, Suite 101 Palo Alto, CA 94301 Attn: Ramneek Gupta

Peter Solvik 3430 Baker St. San Francisco, CA 94123

Inversiones de Innovacion en Servicios Financerios, SL c/o BBVA Paseo de la Castellana 81 Floor 13, Digital Bank Madrid 28046 Spain

EDB Investments Pte Ltd 250 North Bridge Road #20-03 Raffles City Tower Singapore 179101

EXHIBIT E

Series C Investors

Name and Address

Accel London III L.P.

428 University Avenue

Palo Alto, CA 94301

Attn: Rich Zamboldi

With a copy of any notice to:

Accel Partners

16 St. James’s Street

London SW1A 1ER

United Kingdom

Attn: Sally Roberts

Accel London Investors 2012 L.P. 428 University Avenue Palo Alto, CA 94301 Attn: Rich Zamboldi

With a copy of any notice to: Accel Partners 16 St. James’s Street London SW1A 1ER United Kingdom Attn: Sally Roberts

Comcast Ventures, LP 1201 N. Market Street Suite 1000 Wilmington, DE 19801 Fax: (302) 658-7310 Attention: David Zilberman

with a copy (which shall not constitute giving of notice) to:

Comcast Ventures, LLC

One Comcast Center

1701 John F. Kennedy Blvd.

Philadelphia, PA 19103

Facsimile: (215) 286-4993

Attention: General Counsel

Name and Address

Frazier Technology Ventures II, L.P. 601 Union Two Union Square, Suite 3200 Seattle, WA 98101 Fax: (206) 621-1848

Ignition Managing Directors Fund II, LLC 11400 SE 6th Street, Suite 100 Bellevue, WA 98004 Fax: (425) 709-0798

Ignition Venture Partners II, L.P. 11400 SE 6th Street, Suite 100 Bellevue, WA 98004 Fax: (425) 709-0798

Keith J. Krach Trust Dated 12/22/04 C/O DocuSign, Inc. Attn: Keith Krach 221 Main Street Suite 1000 San Francisco, CA 94105

KPCB Holdings, Inc., as nominee c/o Kleiner Perkins Caufield & Byers 2750 Sand Hill Road Menlo Park, CA 94025 Attention: Mood Rowghani and Paul Vronsky

With a copy to (which shall not constitute giving of notice): Sayre E. Stevick Fenwick & West LLP

salesforce.com, inc. The Landmark One Market Street, Suite 300 San Francisco, CA 94105 Attn: John Somorjai, EVP, Corporate Development and Salesforce Ventures

Name and Address

Scale Venture Partners III, L.P. 950 Tower Lane, Suite 700 Foster City, CA 94404 Fax: (650) 378-6040

Second Century Ventures, LLC 430 North Michigan Avenue, Fifth Floor Chicago, IL 60611 Attn: Constance Freedman

Sigma Associates 7, L.P. 727 Sansome Street, Suite 300 San Francisco, CA 94111 Attn: Peter Solvik

Sigma Investors 7, L.P. 727 Sansome Street, Suite 300 San Francisco, CA 94111 Attn: Peter Solvik

Sigma Partners 7, L.P. 727 Sansome Street, Suite 300 San Francisco, CA 94111 Attn: Peter Solvik

Sigma Associates 8, L.P. 727 Sansome Street, Suite 300 San Francisco, CA 94111 Attn: Peter Solvik

Sigma Investors 8, L.P. 727 Sansome Street, Suite 300 San Francisco, CA 94111 Attn: Peter Solvik

Sigma Partners 8, L.P. 727 Sansome Street, Suite 300 San Francisco, CA 94111 Attn: Peter Solvik

Name and Address

Telstra Ventures Pty Limited 242 Exhibition Street Melbourne VIC 3000 Australia Attention: Company Secretary

Mitsui & Co. (U.S.A.), Inc. 535 Middlefield Rd, Suite 100 Menlo Park, CA 94025 Attention: Takashi Amino

Mitsui Knowledge Industry Co., Ltd. 2-5-1, Atago, Minato-Ku Tokyo 105-6215 Japan Attention: Yoshi Takeda

RE Formsnet, LLC 525 S. Virgil Avenue Los Angeles, CA 90020 Attention: Joel S. Singer

RSP Fund V. LLC 8-4-17 Ginza Chuo-ku Tokyo 104-0061 Japan Attention: Akihiko Okamoto

Visa International P.O. Box 8999 San Francisco, CA 94128-8999 Attention: Carleigh M. Jaques, SVP, Strategy & CDMA

NTT Finance 2007 L.P. Seavans N 1-2-1 Shibaura Minato-ku Tokyo 105-6791 Japan

Peter Solvik 3430 Baker St. San Francisco, CA 94123

EXHIBIT F

Series D Investors

Name and Address

Accel London III L.P.

428 University Avenue

Palo Alto, CA 94301

Attn: Rich Zamboldi

With a copy of any notice to:

Accel Partners

16 St. James’s Street

London SW1A 1ER

United Kingdom

Attn: Sally Roberts

Accel London Investors 2012 L.P.

428 University Avenue

Palo Alto, CA 94301

Attn: Rich Zamboldi

With a copy of any notice to:

Accel Partners

16 St. James’s Street

London SW1A 1ER

United Kingdom

Attn: Sally Roberts

Bean Brook Farm 2013 Annuity Trust Attn: Bill Veghte, Investor 1015 Lemon Street Menlo Park, CA 94025

Charles Schwab & Co Inc FBO Kelly M Baez TTEE The Kelly M Baez Revocable Trust of 2006 DTD 9/5/2006 Attn: Ramon Baez 913 Aspen Ridge Dr Southlake, TX 76092

Name and Address

Comcast Ventures, LP 1201 N. Market Street Suite 1000 Wilmington, DE 19801 Fax: (302) 658-7310 Attention: David Zilberman

with a copy (which shall not constitute giving of notice) to:

Comcast Ventures, LLC

One Comcast Center

1701 John F. Kennedy Blvd.

Philadelphia, PA 19103

Facsimile: (215) 286-4993

Attention: General Counsel

Disruptive Innovation Fund, L.P. Rose Park Advisors Faneuil Hall Square 4 South Market Building Boston, MA 02109

Fidelity Magellan Fund: Fidelity Magellan Fund 82 Devonshire Street, V13H Boston, MA 02109 Fax: 617-385-2833 Attn: Andrew Boyd

Registration name for physical certificates: SAILBOAT & CO. fbo Fidelity Magellan Fund: Fidelity Magellan Fund

Address for delivery of physical certificates: DTCC/NY Window 55 Water Street New York, NY 10041 SSB Internal Account # 2446 Attn: Robert Mendez

Frazier Technology Ventures II, L.P. 601 Union Two Union Square, Suite 3200 Seattle, WA 98101 Fax: (206) 621-1848

Name and Address

Google Ventures 2012, L.P. 1600 Amphitheatre Parkway Mountain View, CA 94043 Attn: Karim Faris

Ignition Managing Directors Fund II, LLC 11400 SE 6th Street, Suite 100 Bellevue, WA 98004 Fax: (425) 709-0798

Ignition Venture Partners II, L.P. 11400 SE 6th Street, Suite 100 Bellevue, WA 98004 Fax: (425) 709-0798

KPCB Holdings, Inc., as nominee c/o Kleiner Perkins Caufield & Byers 2750 Sand Hill Road Menlo Park, CA 94025 Attention: Mood Rowghani and Paul Vronsky

With a copy to (which shall not constitute giving of notice): Sayre E. Stevick Fenwick & West LLP 801 California Street Mountain View, CA 94041

Lavigne, Louis J., Jr. and Nancy Rothman 188 Minna St. #23C San Francisco, CA 94105

Louis J. Lavigne, Jr. Survivor’s Trust dated 5/17/11 Attn: Louis J. Lavigne, Jr 188 Minna St. #23C San Francisco, CA 94105

NPI Capital, LLC Attn: Enrique Salem, Principal 8 Sycamore Rd Orinda, CA 94563

Name and Address

SAP Ventures Fund I, L.P. Attn: Nino Marakovic 3408 Hillview Ave. Palo Alto, CA 94304

Scale Venture Partners III, L.P. 950 Tower Lane, Suite 700 Foster City, CA 94404 Fax: (650) 378-6040

Sigma Associates 8, L.P. 727 Sansome Street, Suite 300 San Francisco, CA 94111 Attn: Peter Solvik

Sigma Investors 8, L.P. 727 Sansome Street, Suite 300 San Francisco, CA 94111 Attn: Peter Solvik

Sigma Partners 8, L.P. 727 Sansome Street, Suite 300 San Francisco, CA 94111 Attn: Peter Solvik

Richard F. Smith 4270 Harris Trial Atlanta, GA 30327

Spring Development Group, LLC Attn: Louis J. Lavigne, Jr 188 Minna St. #23C San Francisco, CA 94105

Telstra Ventures Pty Limited 242 Exhibition Street Melbourne VIC 3000 Australia Attention: Company Secretary

Mitsui & Co. (U.S.A.), Inc. 535 Middlefield Rd, Suite 100 Menlo Park, CA 94025 Attention: Takashi Amino

Name and Address

Mitsui Knowledge Industry Co., Ltd. 2-5-1, Atago, Minato-Ku Tokyo 105-6215 Japan Attention: Yoshi Takeda

RE Formsnet, LLC 525 S. Virgil Avenue Los Angeles, CA 90020 Attention: Joel S. Singer

RSP Fund V. LLC 8-4-17 Ginza Chuo-ku Tokyo 104-0061 Japan Attention: Akihiko Okamoto

Visa International P.O. Box 8999 San Francisco, CA 94128-8999 Attention: Carleigh M. Jaques, SVP, Strategy & CDMA

NTT Finance 2007 L.P. Seavans N 1-2-1 Shibaura Minato-ku Tokyo 105-6791 Japan

EXHIBIT G

Series E Investors

Name and Address

Accel London III L.P.

428 University Avenue

Palo Alto, CA 94301

Attn: Rich Zamboldi

With a copy of any notice to:

Accel Partners

16 St. James’s Street

London SW1A 1ER

United Kingdom

Attn: Sally Roberts

Accel London Investors 2012 L.P.

428 University Avenue

Palo Alto, CA 94301

Attn: Rich Zamboldi

With a copy of any notice to:

Accel Partners

16 St. James’s Street

London SW1A 1ER

United Kingdom

Attn: Sally Roberts

Scale Venture Partners III, L.P.

950 Tower Lane, Suite 700

Foster City, CA 94404

Fax: (650) 378-6040

salesforce.com, inc.

The Landmark @ One Market Street

Suite 300

San Francisco, CA 94105

Attn: Chief Legal Officer

Fax: (415) 901-8437

Name and Address

Fidelity Magellan Fund: Fidelity Magellan Fund 82 Devonshire Street, V13H Boston, MA 02109 Fax: 617-385-2833 Attn: Andrew Boyd

Google Ventures 2012, L.P.

1600 Amphitheatre Parkway

Mountain View, CA 94043

Attn: Karim Faris

Telephone: 650-214-3126

Facsimile: 650-887-1790

With a copy to (which shall not constitute notice):

Google Ventures 2012, L.P.

Attn: General Counsel

SAP Ventures Fund I, L.P. Attn Nino Marakovic 3408 Hillview Ave. Palo Alto, CA 94304

Brookside Capital Partners Fund, L.P. Attention: Bill Marble c/o Brookside Capital John Hancock Tower 200 Clarendon Street Floor 38 Boston, MA 02116

Bain Capital Venture Fund 2012, L.P. c/o Bain Capital, LLC John Hancock Tower 200 Clarendon Street Boston, MA 02116

BCIP Venture Associates c/o Bain Capital, LLC John Hancock Tower 200 Clarendon Street Boston, MA 02116

Name and Address

BCIP Venture Associates-B c/o Bain Capital, LLC John Hancock Tower 200 Clarendon Street Boston, MA 02116

Clear Moon & Co Fbo Wasatch Small Cap Growth Fund 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Attn: Hollie Strasburg/Dan Thurber Phone: 801-533-0777 Fax: 801-983-4192

SMALLCAP World Fund, Inc. 333 South Hope Street, 34th Floor Los Angeles, California 90071 Attn: Michael Triessl

Cross Creek Capital, L.P. 505 S. Wakara Way, Suite 215 Salt Lake City, Utah 84108 Phone: 801.214.0010

Cross Creek Capital Employees’ Fund, L.P. 505 S. Wakara Way, Suite 215 Salt Lake City, Utah 84108 Phone: 801.214.0010

Cross Creek Capital Partners III, L.P. 505 S. Wakara Way, Suite 215 Salt Lake City, Utah 84108 Phone: 801.214.0010

Sands Capital Private Growth Fund, L.P. 1101 Wilson Boulevard, Suite 2300 Arlington, VA 22209 Attention: Jonathan P. Goodman

Name and Address

ICONIQ Strategic Partners, L.P. 394 Pacific Avenue 2nd Floor San Francisco, CA 94111 Attention: William Griffith Facsimile: (415) 321-3960

with a copy (which shall not constitute giving of notice) to: Goodwin Procter LLP The New York Times Building 620 Eighth Avenue New York, NY 10018 Attention: Ilan S. Nissan Facsimile: (212) 355-3333

ICONIQ Strategic Partners-B, L.P. 394 Pacific Avenue 2nd Floor San Francisco, CA 94111 Attention: William Griffith Facsimile: (415) 321-3960

with a copy (which shall not constitute giving of notice) to: Goodwin Procter LLP The New York Times Building 620 Eighth Avenue New York, NY 10018 Attention: Ilan S. Nissan Facsimile: (212) 355-3333

Name and Address

Alpha Opportunities Fund

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

Alpha Opportunities Trust

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

Name and Address

Anchor Series Capital Appreciation Portfolio

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

Hartford Capital Appreciation HLS Fund

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

Name and Address

Hartford Growth Opportunities HLS Fund

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

Hartford Small Company HLS Fund

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

Name and Address

Hazelbrook Investors (Bermuda) L.P.

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

Hazelbrook Partners, L.P.

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

Name and Address

John Hancock Funds II Small Cap Growth Fund

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

John Hancock Pension Plan

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

Name and Address

John Hancock Variable Insurance Trust Small

Cap Growth Trust

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

MassMutual Select Small Cap Growth Equity Fund

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

Name and Address

Mid Cap Growth Portfolio

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

Mid Cap Stock Fund

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

Name and Address

Mid Cap Stock Trust

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

MML Small Cap Growth Equity Fund

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

Name and Address

Optimum Small-Mid Cap Growth Fund

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

Quissett Investors (Bermuda) L.P.

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

Name and Address

Quissett Partners, L.P.

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

The Hartford Capital Appreciation Fund

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

Name and Address

The Hartford Capital Appreciation II Fund

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

The Hartford Growth Opportunities Fund

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

Name and Address

The Hartford Small Company Fund

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

Telstra Ventures Pty Limited 242 Exhibition Street Melbourne VIC 3000 Australia Attention: Company Secretary

Mitsui & Co. (U.S.A.), Inc. 535 Middlefield Rd, Suite 100 Menlo Park, CA 94025 Attention: Takashi Amino

Mitsui Knowledge Industry Co., Ltd. 2-5-1, Atago, Minato-Ku Tokyo 105-6215 Japan Attention: Yoshi Takeda

RE Formsnet, LLC 525 S. Virgil Avenue Los Angeles, CA 90020 Attention: Joel S. Singer

RSP Fund V. LLC 8-4-17 Ginza Chuo-ku Tokyo 104-0061 Japan Attention: Akihiko Okamoto

Name and Address

Visa International P.O. Box 8999 San Francisco, CA 94128-8999 Attention: Carleigh M. Jaques, SVP, Strategy & CDMA

NTT Finance 2007 L.P. Seavans N 1-2-1 Shibaura Minato-ku Tokyo 105-6791 Japan

Citi Ventures Inc. 260 Homer Avenue, Suite 101 Palo Alto, CA 94301 Attn: Ramneek Gupta

Peter Solvik 3430 Baker St. San Francisco, CA 94123

Inversiones de Innovacion en Servicios Financerios, SL c/o BBVA Paseo de la Castellana 81 Floor 13, Digital Bank Madrid 28046 Spain

EDB Investments Pte Ltd 250 North Bridge Road #20-03 Raffles City Tower Singapore 179101

SVIC No. 25 New Technology Business

Investment L.L.P.

Samsung Venture Investment Corp.

29th Fl., Samsung Electronics Building (Seocho

Tower)

11, Seoch-daero 74 gil, Seocho Gu

Seoul, Korea

Attn: Hyuk ryul Kown

EXHIBIT H

Series F Investors

Name and Address

Brookside Capital Partners Fund, L.P Attention: Bill Marble c/o Brookside Capital John Hancock Tower 200 Clarendon Street Floor 38 Boston, MA 02116

BCIP Venture Associates c/o Bain Capital, LLC John Hancock Tower 200 Clarendon Street Boston, MA 02116

BCIP Venture Associates-B c/o Bain Capital, LLC John Hancock Tower 200 Clarendon Street Boston, MA 02116

Bain Capital Venture Fund 2014, L.P. c/o Bain Capital, LLC John Hancock Tower 200 Clarendon Street Boston, MA 02116

Bain Capital Venture Coinvestment Fund, L.P. c/o Bain Capital, LLC John Hancock Tower 200 Clarendon Street Boston, MA 02116

Alta Park Opportunities Fund I, LP Patrick DeGraca Chief Operating Officer Alta Park Partners, LLC One Market St., Spear Tower #3750 San Francisco, CA 94105

Name and Address

ClearBridge Small Cap Growth Fund ClearBridge Investments 620 8th Avenue, 47th Floor New York, NY 10018 Attention: Barbara Brooke Manning

ClearBridge Variable Small Cap Growth Portfolio ClearBridge Investments 620 8th Avenue, 47th Floor New York, NY 10018 Attention: Barbara Brooke Manning

ClearBridge Select, LP ClearBridge Investments 620 8th Avenue, 47th Floor New York, NY 10018 Attention: Barbara Brooke Manning

ClearBridge Select Fund ClearBridge Investments 620 8th Avenue, 47th Floor New York, NY 10018 Attention: Barbara Brooke Manning

Wasatch Small Cap Growth Fund 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Attn: Sarah Brown/Dan Thurber Phone: 801-533-0777 Fax: 801-983-4192

Wasatch Small Cap Core Growth Fund 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Attn: Sarah Brown/Dan Thurber Phone: 801-533-0777 Fax: 801-983-4192

Sands Capital Private Growth Fund, L.P. 1101 Wilson Boulevard, Suite 2300 Arlington, VA 22209 Attention: Jonathan P. Goodman

Name and Address

Founders Circle Capital I (WR), L.P. 27 South Park St., Ste. 101 San Francisco, CA 94107 Attention: Chief Financial Officer

Founders Circle Capital I, L.P. 27 South Park St., Ste. 101 San Francisco, CA 94107 Attention: Chief Financial Officer

Founders Circle Capital I Affiliates Fund, L.P. 27 South Park St., Ste. 101 San Francisco, CA 94107 Attention: Chief Financial Officer

Founders Circle Capital I Opportunities Fund, L.P. 27 South Park St., Ste. 101 San Francisco, CA 94107 Attention: Chief Financial Officer

Glynn Emerging Opportunity Fund, L.P. 3000 Sand Hill Road, 3-230 Menlo Park, CA 94025 Attention: Managing Director

Glynn Emerging Opportunity Fund II, L.P. 3000 Sand Hill Road, 3-230 Menlo Park, CA 94025 Attention: Managing Director

Glynn Emerging Opportunity Fund II-A, L.P. 3000 Sand Hill Road, 3-230 Menlo Park, CA 94025 Attention: Managing Director

ICONIQ Strategic Partners, L.P. 394 Pacific Avenue 2nd Floor San Francisco, CA 94111 Attention: William Griffith Facsimile: (415) 321-3960

Name and Address

with a copy (which shall not constitute giving of notice) to: Goodwin Procter LLP The New York Times Building 620 Eighth Avenue New York, NY 10018 Attention: Ilan S. Nissan Facsimile: (212) 355-3333

ICONIQ Strategic Partners-B, L.P.

394 Pacific Avenue

2nd Floor

San Francisco, CA 94111

Attention: William Griffith

Facsimile: (415) 321-3960

with a copy (which shall not constitute giving of notice) to:

Goodwin Procter LLP

The New York Times Building

620 Eighth Avenue

New York, NY 10018

Attention: Ilan S. Nissan

Facsimile: (212) 355-3333

DBV Investments, L.P. c/o MSD Capital, L.P. 645 Fifth Ave., 21st Floor New York, NY 10022 Attention: Marcello Liguori

Name and Address

Effective May 1, 2015

Alpha Opportunities Fund

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

Alpha Opportunities Trust

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

Anchor Series Capital Appreciation Portfolio c/o Wellington Management Company LLP Legal and Compliance 280 Congress Street Boston, MA 02210 Facsimile: 617-289-5699 Attention: Emily D. Babalas

Name and Address

With a copy (which shall not constitute notice) to: Greenberg Traurig, LLP One International Place Boston, MA 02110 Attention: Bradley Jacobson, Esq. Facsimile: 617-279-8402

Hartford Capital Appreciation HLS Fund

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

Hartford Global Capital Appreciation Fund

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

Hartford Growth Opportunities HLS Fund

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

Name and Address

With a copy (which shall not constitute notice) to: Greenberg Traurig, LLP One International Place Boston, MA 02110 Attention: Bradley Jacobson, Esq. Facsimile: 617-279-8402

Hartford Small Company HLS Fund

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

John Hancock Funds II Small Cap Growth Fund

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

Name and Address

John Hancock Pension Plan

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

John Hancock Variable Insurance Trust Small Cap Growth Trust

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

MassMutual Select Small Cap Growth Equity Fund

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

Name and Address
One International Place Boston, MA 02110 Attention: Bradley Jacobson, Esq. Facsimile: 617-279-8402

Mid Cap Growth Portfolio

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

Mid Cap Stock Fund c c/o Wellington Management Company LLP Legal and Compliance 280 Congress Street Boston, MA 02210 Facsimile: 617-289-5699 Attention: Emily D. Babalas
With a copy (which shall not constitute notice) to: Greenberg Traurig, LLP One International Place Boston, MA 02110 Attention: Bradley Jacobson, Esq. Facsimile: 617-279-8402

Mid Cap Stock Trust c/o Wellington Management Company LLP Legal and Compliance 280 Congress Street Boston, MA 02210 Facsimile: 617-289-5699 Attention: Emily D. Babalas

Name and Address
With a copy (which shall not constitute notice) to: Greenberg Traurig, LLP One International Place Boston, MA 02110 Attention: Bradley Jacobson, Esq. Facsimile: 617-279-8402

MML Small Cap Growth Equity Fund

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

Optimum Small-Mid Cap Growth Fund

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

Name and Address

The Hartford Capital Appreciation Fund

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

The Hartford Growth Opportunities Fund

c/o Wellington Management Company LLP

Legal and Compliance

280 Congress Street

Boston, MA 02210

Facsimile: 617-289-5699

Attention: Emily D. Babalas

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Attention: Bradley Jacobson, Esq.

Facsimile: 617-279-8402

The Hartford Small Company Fund c/o Wellington Management Company LLP Legal and Compliance 280 Congress Street Boston, MA 02210 Facsimile: 617-289-5699 Attention: Emily D. Babalas

Name and Address

With a copy (which shall not constitute notice) to: Greenberg Traurig, LLP One International Place Boston, MA 02110 Attention: Bradley Jacobson, Esq. Facsimile: 617-279-8402

Effective May 6, 2015 Generation IM Climate Solutions Fund II, L.P. c/o Generation Investment Management LLP 20 Air Street, 7th Floor London W1B 5AN, United Kingdom Attn: General Counsel

GIM (Global Equity) Investment (US) LP c/o Generation Investment Management LLP 20 Air Street, 7th Floor London W1B 5AN, United Kingdom Attn: General Counsel

GIM (Global Equity) Investment LP

c/o Generation Investment Management LLP

20 Air Street, 7th Floor

London W1B 5AN, United Kingdom

Attn: General Counsel

Effective May 14, 2015

Microsoft Corporation

One Microsoft Way

Redmond, WA 98052-6399

Attention: Garrett Krueger, Senior Attorney

Facsimile No.: (425) 936-7329

With a copy to:

Perkins Coie LLP

1201 Third Avenue, Suite 4900

Seattle, WA 98101

Attention:

Stewart Landefeld, Esq.

Andrew Moore, Esq.

Fiona Brophy, Esq.

Facsimile No.: (206) 359-9000

Name and Address

Effective May 19, 2015

Dell Products L.P.

One Dell Way, RR1-33

Round Rock, Texas 78682-8033

U.S.A.

Attention: General Counsel

If notice is given to Dell Products L.P., a copy shall also be sent to:

Dell Inc.

One Dell Way, RR1-33

Round Rock, Texas 78682-8033

U.S.A.

Attention: General Counsel

Effective May 20, 2015 salesforce.com, inc. The Landmark One Market Street, Suite 300 San Francisco, CA 94105 Attn: John Somorjai, EVP, Corporate Development and Salesforce Ventures

Effective May 27, 2015

Intel Capital Corporation

c/o Intel Corporation

Attn: Intel Capital Portfolio Manager

2200 Mission College Blvd, M/S RN6-59

Santa Clara, CA 95054-1549

Fax Number: (408) 653-6796

Effective June 3, 2015

Obelysk Funds Ltd.

Suite 2300, PO Box 222, 161 Bay Street

Toronto, Ontario, Canada M5J 2S1

Attention: John Bitove, Chief Executive Officer

Name and Address

Richard F. Smith

4270 Harris Trial

Atlanta, GA 30327

Dr. Paul Achleitner

Dr. Paul Achleitner c/o ALFA Office

Residenzstr. 27, D-80333 Munich, Germany

TeleSoft Capital LLC

1999 Broadway, Suite 850

Denver, CO 80202

Attention: Arjun Gupta, Managing Member

Donald Thompson

8000 Drew Avenue

Burr Ridge, IL. 60527

With a copy (which shall not constitute notice) to:

Bryan Cave LLP

161 N. Clark

Suite 4300

Chicago, IL 60601

Attn: Joseph Q. McCoy, Esq.

Jim Hagemann Snabe

Rosavej 10a, DK-2930

Klampenborg, Denmark

AME Cloud Ventures, LLC

720 University Ave, Suite 200

Los Gatos, CA 95032

Attention: Greg Hardester, Manager

William (“Bill”) R. McDermott

617 South Beach Road

Jupiter Island, FL 33469

Name and Address

G. Richard Wagoner, Jr. Trust dated 1/13/89, as amended and restated 12/16/11

1155 Quarton Road

Birmingham, MI 48009

Attention: G. Richard Wagoner, Jr., Trustee

Owen Nolan

5655 Silver Creek Valley Rd. #264

San Jose, CA 95138

Frederick Arthur Crosetto

1019 West James Street, #200

Kent, WA, 98032

Goldman-Valeriote Family Trust u/a/d 11/15/95

441 Walsh Road

Atherton, CA 94027

Attention: Kenneth Goldman, Trustee

Scott Coleman

1457 Noe Street

San Francisco CA 94131

Effective June 12, 2015

Timothy Shiu

31 Howie Avenue

Toronto, ON, M4M 0B5

Effective June 26, 2015

Miguel Milano

519 Larkspur Ave

Corona Del Mar, CA 92625

James Schine Crown

222 N. LaSalle Street, Suite 2000

Chicago, IL 60601

Name and Address

Paula H. Crown 222 N. LaSalle Street, Suite 2000 Chicago, IL 60601 Keith J. Krach Trust Dated 12/22/04 P.O. Box 10195, Dept. 26 Palo Alto, CA 94303 Gary Kovacs 138 Wildwood Gardens Piedmont, CA 94611

Effective July 10, 2015 Math+Magic VII, LLC c/o Nigro Karlin Segal Feldstein & Bolno, LLC 10960 Wilshire Blvd., 5th Floor Los Angeles, CA 90024

Effective July 28, 2015

Siebel Living Trust dtd 07/27/93

P.O. Box 5287

Redwood City, CA 94063

Lewis W. Coleman

702 N Alta Drive

Beverly Hills, CA 90210

James A. Beer and Lael L. Beer, Trustees u/a/d 12/15/06

108 Kennedy Court

Los Gatos, CA 95032

James A. Woloszyn

45 Welker Ct.

Campbell, CA 95008

Name and Address

FedEx Corporation

942 South Shady Grove Road

Memphis, TN 38120

Attn: General Counsel

Effective July 30, 2015

Ronald and Caryn Suber Revocable Trust

765 Market St., Apt. 31F

San Francisco, CA 94103

Effective August 24, 2015

TH Properties, LLC

1203 Activity Drive

Vista, CA 92081

Effective August 28, 2015

Telekom Innovation Pool GmbH

T-Venture Holding GmbH

Graurheindorfer Str. 153 – 159

53117 Bonn, Germany

SCHEDULE 1

Major Investors

CLEAR MOON & CO FBO WASATCH SMALL CAP GROWTH FUND

CROSS CREEK CAPITAL, L.P.

CROSS CREEK CAPITAL EMPLOYEES’ FUND, L.P.

CROSS CREEK CAPITAL PARTNERS III, L.P.

ICONIQ STRATEGIC PARTNERS, L.P.,

ICONIQ STRATEGIC PARTNERS-B, L.P.

SANDS CAPITAL PRIVATE GROWTH FUND, L.P.

COMCAST VENTURES, LP

BAIN CAPITAL VENTURE FUND 2012, L.P.

BCIP VENTURE ASSOCIATES

BCIP VENTURE ASSOCIATES-B

BAIN CAPITAL VENTURE FUND 2014, L.P.

GENERATION IM CLIMATE SOLUTIONS FUND II, L.P.

GIM (GLOBAL EQUITY) INVESTMENT (US) LP

GIM (GLOBAL EQUITY) INVESTMENT LP

DBV INVESTMENTS, L.P.

FOUNDERS CIRCLE CAPITAL I (WR), L.P.

FOUNDERS CIRCLE CAPITAL I, L.P.

FOUNDERS CIRCLE CAPITAL I AFFILIATES FUND, L.P.

FOUNDERS CIRCLE CAPITAL I OPPORTUNITIES FUND, L.P.

DOCUSIGN, INC.

AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This AMENDMENT NO. 1 (the “Amendment”) to that certain Amended and Restated Investors’ Rights Agreement, dated as of April 30, 2015 (the “Agreement”), is made as of March    , 2017, by and among DocuSign, Inc., a Delaware corporation (the “Company”), and the undersigned Investors. All capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement unless the context otherwise requires.

RECITALS

A. The Company and the Investors desire to amend the Agreement as set forth below; and

B. Section 3.4 of the Agreement provides that the observance of the terms of the Agreement may be amended or waived (either generally or in a particular instance, and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding, not including the Founders’ Stock and the Warrant Shares; provided, however, that Section 2.1 of the Agreement may not be amended or waived with respect to the rights and obligations of Fidelity, Brookside or the Investors advised by Wellington Management Company LLP without the prior consent of such Investors.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Agreement and this Amendment, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby amend the Agreement as follows:

1. Section 2.1 of the Agreement is hereby amended and restated to read in full as follows (which amendment with respect to the rights and obligations of Fidelity, Brookside or the Investors advised by Wellington Management Company LLP shall be effective upon the consent of Fidelity, Brookside and the Investors advised by Wellington Management Company LLP, respectively):

“2.1 Delivery of Financial Statements. The Company shall deliver to (A) each Holder (other than a Holder reasonably deemed by the Company to be a competitor of the Company; provided that each of KPCB Holdings, Inc., Accel London III, L.P. and any of its affiliates (“Accel”), Second Century Ventures, LLC and any of its affiliates (“SCV”) and Brookside Capital Partners Fund, L.P. and any of its affiliates (“Brookside”) shall not be deemed a competitor of the Company) of at least 700,000 shares (subject to adjustment for stock splits, stock dividends, reclassifications or the like) of Registrable Securities, (B) those Holders listed on Schedule 1 hereto so long as such Holders continued to hold shares of Registrable Securities and (C) any Advisory Investor (each, a “Major Investor”) and, with respect to Section 2.1(a) only, to Fidelity Management & Research Company and any of its affiliates (“Fidelity”), so long as Fidelity owns at least one share of the Company’s capital stock:

(a) as soon as practicable, but in any event within 120 days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder’s equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), and audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company; and

(b) as soon as practicable, but in any event within 60 days after the end of each of the first three quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter (except that such financial statements may (i) be subject to normal year-end audit adjustments; and (ii) not contain all notes thereto that may be required in accordance with GAAP).”

2. Section 2.2 of the Agreement is hereby amended and restated to read in full as follows:

“2.2 Reserved.”

3. Section 2.5 of the Agreement is hereby amended and restated to read in full as follows:

“2.5 Reserved.”

4. Each Investor agrees that, pursuant to the Agreement, each Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of the Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 4 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any partner, member, stockholder, or wholly owned subsidiary of such Investor to the extent necessary to monitor its investment in the Company, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iii) as may otherwise be required by law, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

5. The undersigned, on behalf of all Investors, hereby waive (which waiver with respect to the rights and obligations of Fidelity, Brookside or the Investors advised by Wellington Management Company LLP shall be effective upon the consent of Fidelity, Brookside and the Investors advised by Wellington Management Company LLP, respectively) delivery of any and all deliverables under Section 2.1 of the Agreement required to be delivered prior to the date hereof.

2.

6. The Agreement as amended by this Amendment shall remain in full force and effect.

7. This Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

8. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

3.

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 to be executed and delivered as of the date set forth in the first paragraph hereof.

COMPANY:

DOCUSIGN, INC.

By:	/s/ Michael Sheridan

Name: Michael Sheridan
Title: Chief Financial Officer

[DOCUSIGN, INC. - SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 to be executed and delivered as of the date set forth in the first paragraph hereof.

INVESTOR:

SIGMA PARTNERS 7, L.P.
By:	Sigma Management 7, L.L.C.
its: General Partner

By:	/s/ Peter Solvik
its: Managing Director

SIGMA ASSOCIATES 7, L.P.
By:	Sigma Management 7, L.L.C.
its: General Partner

By:	/s/ Peter Solvik
its:	Managing Director

SIGMA INVESTORS 7, L.P.
By:	Sigma Management 7, L.L.C.
its: General Partner

By:	/s/ Peter Solvik
its:	Managing Director

[DOCUSIGN, INC. - SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

.

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 to be executed and delivered as of the date set forth in the first paragraph hereof.

INVESTOR:

SIGMA PARTNERS 8, L.P.
By: Sigma Management 8, L.L.C. its: General Partner

By:	/s/ Peter Solvik
its: Managing Director

SIGMA ASSOCIATES 8, L.P.
By: Sigma Management 8, L.L.C. its: General Partner

By:	/s/ Peter Solvik
its: Managing Director

SIGMA INVESTORS 8, L.P.
By: Sigma Management 8, L.L.C. its: General Partner

By:	/s/ Peter Solvik
its: Managing Director

[DOCUSIGN, INC. - SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 to be executed and delivered as of the date set forth in the first paragraph hereof.

INVESTOR:

JACKSON SQUARE VENTURES I, L.P.
By: Jackson Square Ventures, LLC its: General Partner

By:	/s/ Peter Solvik
its: Managing Director

JACKSON SQUARE ASSOCIATES I, L.P.
By: Jackson Square Ventures, LLC, its: General Partner

By:	/s/ Peter Solvik
its: Managing Director

[DOCUSIGN, INC. - SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 to be executed and delivered as of the date set forth in the first paragraph hereof.

INVESTOR:

IGNITION VENTURE PARTNERS II, L.P.
By: Ignition GP, LLC

By:	/s/ Jonathan Roberts

IGNITION MANAGING DIRECTORS FUND II, LLC

By:	/s/ Jonathan Roberts

[DOCUSIGN, INC. - SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 to be executed and delivered as of the date set forth in the first paragraph hereof.

INVESTOR:

FRAZIER TECHNOLOGY VENTURES II, L.P.
By: FTVM II, L.P., its general partner
By: Frazier Technology Management, L.L.C., its general partner

By:	/s/ Scott Darling

Scott Darling, General Partner

[DOCUSIGN, INC. - SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 to be executed and delivered as of the date set forth in the first paragraph hereof.

INVESTOR:

KPCB HOLDINGS, INC., as nominee

By:	/s/ Susan Bilglieri
Susan Biglieri, Chief Financial Officer

[DOCUSIGN, INC. - SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 to be executed and delivered as of the date set forth in the first paragraph hereof.

INVESTOR:

SECOND CENTURY VENTURES, LLC

By:	/s/ Dale Stinton
Name: Dale Stinton
Title: President, Second Century Ventures

[DOCUSIGN, INC. - SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 to be executed and delivered as of the date set forth in the first paragraph hereof.

INVESTOR:

SCALE VENTURE PARTNERS III, L.P.
By: Scale Venture Management III, LLC

By:	/s/ Rory O’Driscoll

[DOCUSIGN, INC. - SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 to be executed and delivered as of the date set forth in the first paragraph hereof.

INVESTOR:

BAIN CAPITAL VENTURE FUND 2012, L.P.
By:	Bain Capital Venture Partners 2012, L.P.,
its General Partner
By:	Bain Capital Venture Investors, LLC,
its General Partner

By:	/s/ Enrique Salem
Name: Enrique Salem
Title: Managing Director

BCIP VENTURE ASSOCIATES
By:	Bain Capital Investors, LLC,
its Managing Partner
By:	Bain Capital Venture Investors, LLC,
its Attorney-in-Fact

By:	/s/ Enrique Salem
Name: Enrique Salem
Title: Managing Director

BCIP VENTURE ASSOCIATES - B
By:	Bain Capital Investors, LLC,
its Managing Partner
By:	Bain Capital Venture Investors, LLC,
its Attorney-in-Fact

By:	/s/ Enrique Salem
Name: Enrique Salem
Title: Managing Director

BAIN CAPITAL VENTURE FUND 2014, L.P.
By:	Bain Capital Venture Partners 2014, L.P.,
its General Partner
By:	Bain Capital Venture Investors, LLC,
its General Partner

By:	/s/ Enrique Salem
Name: Enrique Salem
Title: Managing Director

[DOCUSIGN, INC. - SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 to be executed and delivered as of the date set forth in the first paragraph hereof.

INVESTOR:

BAIN CAPITAL VENTURE COINVESTMENT FUND, L.P.
By:	Bain Capital Venture Coinvestment Partners, L.P.,
its General Partner
By:	Bain Capital Venture Investors, LLC,
its General Partner

By:	/s/ Enrique Salem
Name: Enrique Salem
Title: Managing Director

[DOCUSIGN, INC. - SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 to be executed and delivered as of the date set forth in the first paragraph hereof.

INVESTOR:

BROOKSIDE CAPITAL PARTNERS FUND, L.P.

By:	/s/ Dewey Awad
Name: Dewey Awad
Title: Managing Director

[DOCUSIGN, INC. - SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]